COMMITMENTS	12 Months Ended
Dec. 31, 2019
Commitments
COMMITMENTS

14. COMMITMENTS

(a) During April 2017, the Company together with Jackpot, a related company with common directors, entered into an office lease agreement with an arm’s length party (the “Office Lease Agreement”). The Office Lease Agreement has a three-year term with a commencement date of August 1, 2017. The annual basic rent shall be $121,396 plus estimated annual operating costs of approximately $88,000. The Company’s share of the office basic rent and operating costs shall be $28,800 plus applicable taxes per annum.

In respect to the Office Lease Agreement, effective as of May 1, 2018, Jackpot and the Company entered into an amending agreement where the Company shall have no further responsibilities, obligations or commitments in respect to the Office Lease Agreement. Under the amending agreement, the Company shall pay a monthly rent of $1,000 plus applicable taxes to Jackpot, and either Jackpot or the Company may terminate this agreement by giving each other a three months’ notice in writing.

(b) The Company had an agreement for office support services with Jackpot, a company with common directors. Under the agreement, the Company was entitled to receive office support services from Jackpot at a monthly rate of $7,000 plus applicable taxes. This agreement expired on April 30, 2018.

Effective as of May 1, 2018, the Company entered into an agreement for office support services with Jackpot for a term of one year. On May 1, 2019, the agreement was extended which expires on April 30, 2020. Under the agreement, the Company is entitled to receive office support services from Jackpot at a monthly rate of $1,000 plus applicable taxes.